Back to Form 8-K

Exhibit 10.1

AHCA CONTRACT NO. FA521
AMENDMENT NO. 11

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor", is hereby amended as follows:

1. Standard Contract, Section II., Item A., Contract Amount, the first sentence is hereby amended to now read:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $949,132,611.00 (an increase of $111,965,355.00), subject to availability of funds.

2. Standard Contract, Section III., Item A., Effective/End Date, is hereby amended to extend the end date of the Contract to August 31, 2006.

3. Standard Contract, Section III., Item C.2. is hereby amended as follows:

2.	The Vendor’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Imtiaz Sattaur
Healthease of Florida, Inc.
8735 Henderson Road, Ren 1
Tampa, FL 33634
(813) 290-6200 Ext. 3760

4. Attachment I, Section 90.0, Payment and Authorized Enrollment Levels, is hereby deleted in its entirety and replaced with the following:

90.0 PAYMENT AND AUTHORIZED ENROLLMENT LEVELS

a.
The Agency assigns the Plan an authorized maximum enrollment level for each operational county, and the Agency shall pay the Plan capitation payments for each Agency operational area, in accordance with the following table. The Agency shall pay the Plan capitation payments based on the Agency operational area (or rate zone) age group, gender and authorized services, in accordance with Attachment VIII-B, July 1, 2006 - August 31, 2006 HMO Rates.

b.
The authorized maximum enrollment level is in effect as of July 1, 2006, or upon Contract execution, whichever is later. The Agency must approve in writing any increase in the Plan’s maximum enrollment level for each operational county. Such approval shall not be unreasonably withheld, and shall be based on the Plan’s satisfactory performance of terms of the Contract and approval of the Plan’s administrative and service resources, as specified in this Contract, in support of each enrollment level.

c.	Table 1 provides the Plan’s Contract enrollment levels.

d.	Table 2 provides the authorized areas of operation and respective capitation rates, which are located in Attachment VIII-B, July 1, 2006 - August 31, 2006 HMO Rates.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Table 1
Enrollment Levels

County	Maximum Enrollment Level
BREVARD	14,000
BROWARD	13,500
CALHOUN	800
CITRUS	7,500
DUVAL	55,000
ESCAMBIA	18,000
GADSDEN	3,500
HIGHLANDS	3,000
HILLSBOROUGH	18,000
JEFFERSON	1,000
LAKE	7,000
LEON	7,000
LIBERTY	400
MADISON	1,500
MANATEE	6,000
MARION	20,000
MARTIN	5,000
MIAMI-DADE	25,000
ORANGE	25,000
OSCEOLA	8,000
PALM BEACH	10,500
PASCO	6,000
PINELLAS	9,000
POLK	10,000
PUTNAM	6,000
SANTA ROSA	4,000
SARASOTA	3,000
SEMINOLE	4,000
VOLUSIA	15,000
WAKULLA	1,000

Table 2
Capitation Rates

A.	General Capitation Rates plus Mental Health Rates (Attachment VIII-B, Table 2):

Area 2 Counties: Madison, Wakulla, Calhoun, Liberty, Jefferson
County	Provider Number
Jefferson	015019318
Madison	015019322
Wakulla	015019336
Calhoun	015019340
Liberty	015019342

B.	General Capitation Rates plus Mental Health Rates and Transportation Rates (Attachment VIII-B, Table 4):

Area 1 Counties: Escambia, Santa Rosa
County	Provider Number
Escambia	015019314
Santa Rosa	015019331

Area 2 Counties: Gadsden, Leon
County	Provider Number
Gadsden	015019315
Leon	015019320

Area 3 Counties: Citrus, Lake, Marion, Putnam
County	Provider Number
Citrus	015019309
Lake	015019319
Marion	015019323
Putnam	015019329

Area 4 Counties: Duval, Volusia
County	Provider Number
Duval	015019313
Volusia	015019335

Area 5 Counties: Pasco, Pinellas
County	Provider Number
Pasco	015019302
Pinellas	015019303

Area 6 Counties: Manatee, Polk, Highlands, Hillsborough
County	Provider Number
Manatee	015019301
Polk	015019304
Highlands	015019317
Hillsborough	015019300

Area 7 Counties: Brevard, Orange, Osceola, Seminole
County	Provider Number
Brevard	015019308
Orange	015019327
Osceola	015019328
Seminole	015019333

Area 8 Counties: Sarasota
County	Provider Number
Sarasota	015019332

Area 9 Counties: Martin, Palm Beach
County	Provider Number
Martin	015019324
Palm Beach	015019339

Area 10 Counties: Broward
County	Provider Number
Broward	015019337

Area 11 Counties: Dade
County	Provider Number
Dade	015019338

e.
For Plans participating in the frail/elderly program, the community rate shall be paid for all members in each eligibility category except for those SSI members determined by the Comprehensive Assessment and Review for Long Term Care (CARES) Unit to be at risk of nursing home institutionalization. Evidence of such assessments shall be provided to the Agency by the Plan prior to authorization by the Agency of payment of the institutional rates. Payment of institutional rates for any eligible enrollee shall continue only so long as the enrollee meets the level of care requirements for institutionalization, otherwise, the community capitation rate applies.

f.
Notwithstanding the payment amounts which may be computed with the rate tables outlined in Attachment VIII-B, July 1, 2006 - August 31, 2006 HMO Rates, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $949,132,610.00 (an increase of $111,965,355.00), expressed on page seven (7) of this Contract.

g.
The Agency may use, or may amend and use, these rates only after certification by its actuary and approval by the Centers for Medicare and Medicaid Services, and by notice in a contract amendment to the Health Plan. Inclusion of these rates is not intended to convey or imply any rights, duties or obligations of either party, nor is it intended to restrict, restrain or control the rights of either party that may have existed independently of this section of the Contract. By signature of this Contract, the parties explicitly agree that this section shall not independently convey any inherent rights, responsibilities or obligations of either party, relative to these rates, and shall not itself be the basis for any cause of administrative, legal or equitable action brought by either party.

5. Attachment VIII-A, 2005/2006 Medicaid HMO Capitation Rates, is hereby deleted in its entirety and replaced with Attachment VIII-B, July 1, 2006 - August 31, 2006 HMO Rates, attached hereto and made a part of the Contract.

6. This Amendment shall have an effective date of June 30, 2006, or the date on which both parties execute the Amendment, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made part of the Contract.

This Amendment can not be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this ten (10) page Amendment (including all attachments) to be executed by their duly authorized officials.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Alan Levine
NAME: Todd S. Farha	NAME: Alan Levine
TITLE: President and CEO	TITLE: Secretary
DATE: 6/14/06	DATE: 6/15/06

List of attachments included as part of this Amendment:

Specify Type	Letter/ Number	Description
Attachment	VIII-B	July 1, 2006-August 31, 2006 HMO Rates (5 pages)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

ATTACHMENT VIII-B
July 1, 2006- August 31, 2006 HMO RATES
(MEDICAID Non-Reform HMO CAPITATION RATES)
By Area , Age and Eligibility Category
Effective from July 1, 2006 thru August 31, 2006
Pending CMS Approval
TABLE 1
General Rates:

					TANF									SSI-N				SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)		BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	989.93	187.98	94.35	59.01	124.20	65.97	238.82	152.36	317.14		9,325.54	1,543.53	442.82	212.17	235.54	702.61	668.29	213.61	82.35	73.06
02	989.93	187.98	94.35	59.01	124.20	65.97	238.82	152.36	317.14		9,325.54	1,543.53	442.82	212.17	235.54	702.61	668.29	213.61	82.35	73.06
03	1,116.94	213.81	107.55	67.95	141.55	75.90	273.61	175.44	366.64		9,957.57	1,662.60	477.06	232.47	256.49	766.81	731.43	211.77	78.25	69.40
04	974.55	187.17	94.24	59.86	124.02	66.79	240.18	154.25	323.15		9,536.61	1,594.59	458.06	223.68	246.89	736.86	703.56	269.65	82.47	73.21
05	1,064.13	204.33	102.96	65.45	135.53	72.82	262.37	168.58	352.95		10,713.16	1,790.72	514.15	250.70	277.01	827.38	789.52	217.21	76.31	67.76
06	944.43	182.36	92.11	58.92	121.19	65.54	235.45	151.65	318.52		9,635.07	1,615.12	463.95	227.08	250.71	749.66	716.09	253.61	72.44	64.28
07	992.73	190.88	96.12	61.08	126.59	68.08	245.26	157.68	330.21		9,852.05	1,653.83	474.73	233.68	257.49	768.86	734.50	246.38	76.09	67.52
08	883.07	170.11	85.80	54.69	112.91	60.95	219.12	140.96	295.73		8,768.11	1,465.38	420.94	205.16	226.58	676.74	645.88	189.22	74.08	65.68
09	959.39	183.82	92.53	58.52	121.76	65.25	235.39	150.93	315.73		9,752.41	1,635.29	469.80	230.23	254.55	759.88	725.60	178.46	77.48	68.74
10	951.93	183.23	92.39	58.89	121.60	65.57	235.72	151.63	317.97		12,233.32	2,057.99	591.35	291.74	321.27	960.78	918.33	217.08	86.85	77.04
11	1,249.47	238.74	119.97	75.56	157.84	84.33	304.79	195.14	407.42		13,196.11	2,208.36	634.38	309.51	342.58	1,022.22	975.69	269.20	117.10	103.95

TABLE 2
General + Mental Health Rates:

					TANF									SSI-N				SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+	)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	989.95	188.00	96.13	71.44	136.82	78.59	242.88	156.42	320.72		9,325.62	1,543.61	454.88	284.77	304.96	808.65	706.16	216.74	95.39	86.10
02	989.95	188.00	96.89	77.40	137.76	79.53	241.90	155.44	320.25		9,325.63	1,543.62	458.01	293.44	285.94	755.41	691.32	234.75	96.71	87.42
03	1,116.95	213.82	108.68	76.12	147.58	81.93	274.98	176.81	368.02		9,957.61	1,662.64	484.04	269.80	279.64	791.07	742.01	219.37	85.61	76.76
04	974.56	187.18	95.55	69.35	131.02	73.79	241.77	155.84	324.76		9,536.68	1,594.66	469.23	283.40	283.93	775.66	720.49	288.08	99.61	90.35
05	1,064.14	204.34	104.12	73.85	141.72	79.01	263.78	169.99	354.37		10,713.20	1,790.76	520.73	285.89	298.83	850.24	799.49	221.98	84.67	76.12
06	944.46	182.39	94.32	74.37	136.88	81.23	240.49	156.69	322.97		9,635.13	1,615.18	474.12	288.30	309.24	839.07	748.02	254.53	76.29	68.13
07	992.75	190.90	98.03	74.89	136.77	78.26	247.57	159.99	332.55		9,852.11	1,653.89	484.61	286.51	290.25	803.18	749.47	251.73	88.16	79.59
08	883.08	170.12	86.88	62.53	118.69	66.73	220.43	142.27	297.06		8,768.15	1,465.42	427.30	239.18	247.68	698.85	655.52	195.05	85.89	77.49
09	959.40	183.83	94.06	69.59	129.93	73.42	237.24	152.78	317.60		9,752.45	1,635.33	476.91	268.27	278.14	784.60	736.38	183.28	87.30	78.56
10	951.95	183.25	94.49	74.07	132.79	76.76	238.26	154.17	320.54		12,233.37	2,058.04	600.50	340.66	351.61	992.56	932.19	221.82	93.33	83.52
11	1,249.49	238.76	121.95	89.88	168.40	94.89	307.19	197.54	409.84		13,196.16	2,208.41	643.31	357.27	372.20	1,053.25	989.23	276.60	123.40	110.25

TABLE 3
General + MH + Dental Rates:

	TANF											SSI-N						SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+	)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	989.95	188.01	98.62	76.75	142.46	83.26	244.14	157.50	322.16		9,325.62	1,543.63	457.23	288.81	308.54	809.96	707.37	216.87	96.26	86.53
02	989.95	188.01	99.38	82.71	143.40	84.20	243.16	156.52	321.69		9,325.63	1,543.64	460.36	297.48	289.52	756.72	692.53	234.88	97.58	87.85
03	1,116.95	213.83	111.76	82.69	154.55	87.71	278.87	180.15	372.46		9,957.61	1,662.66	487.11	275.06	284.30	793.11	743.88	220.04	87.09	77.49
04	974.56	187.19	97.75	74.03	135.99	77.91	245.20	158.78	328.68		9,536.68	1,594.68	471.52	287.34	287.41	777.49	722.17	288.89	101.09	91.09
05	1,064.15	204.36	107.81	81.72	150.09	85.94	275.62	180.15	367.88		10,713.21	1,790.80	525.38	293.88	305.89	854.35	803.27	224.75	89.11	78.31
06	944.46	182.40	97.11	80.32	143.21	86.46	246.54	161.89	329.88		9,635.14	1,615.21	477.27	293.72	314.04	842.17	750.86	256.38	79.18	69.56
07	992.75	190.91	100.40	79.95	142.14	82.71	252.02	163.80	337.62		9,852.11	1,653.91	487.59	291.64	294.78	805.29	751.40	252.92	89.88	80.44
08	883.08	170.13	89.54	68.20	124.72	71.71	225.14	146.31	302.44		8,768.15	1,465.44	429.88	243.61	251.60	701.47	657.93	196.29	88.16	78.61
09	959.40	183.84	97.21	76.29	137.05	79.31	240.16	155.29	320.95		9,752.45	1,635.35	479.68	273.03	282.34	785.94	737.61	183.82	88.54	79.17
10	951.95	183.26	97.56	80.59	139.72	82.50	241.23	156.72	323.94		12,233.38	2,058.07	604.24	347.10	357.30	994.26	933.75	223.05	94.79	84.24
11	1,249.50	238.78	125.59	97.65	176.66	101.72	310.04	199.98	413.09		13,196.17	2,208.44	647.37	364.25	378.37	1,054.64	990.51	278.27	125.36	111.22

TABLE 4
General + MH + Transportation Rates:

					TANF									SSI-N				SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+	)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	994.58	189.51	97.18	72.22	138.89	79.90	246.25	158.54	324.56		9,347.97	1,562.10	464.19	287.50	309.71	827.02	719.50	227.86	109.22	92.04
02	994.58	189.51	97.94	78.18	139.83	80.84	245.27	157.56	324.09		9,347.98	1,562.11	467.32	296.17	290.69	773.78	704.66	245.87	110.54	93.36
03	1,122.37	215.59	109.91	77.03	150.01	83.46	278.93	179.29	372.52		9,985.48	1,685.69	495.65	273.21	285.58	813.99	758.66	228.86	105.64	85.36
04	978.48	188.46	96.43	70.01	132.77	74.90	244.62	157.64	328.01		9,563.87	1,617.14	480.56	286.74	289.72	798.00	736.72	294.85	118.40	98.44
05	1,067.54	205.45	104.89	74.42	143.25	79.98	266.25	171.55	357.20		10,730.74	1,805.27	528.04	288.04	302.56	864.66	809.96	227.94	97.89	81.81
06	948.06	183.57	95.14	74.98	138.49	82.25	243.11	158.34	325.96		9,653.72	1,630.55	481.86	290.58	313.19	854.35	759.13	260.03	88.54	73.40
07	995.58	191.82	98.67	75.36	138.03	79.06	249.63	161.29	334.90		9,871.02	1,669.53	492.49	288.82	294.27	818.73	760.76	257.22	100.55	84.92
08	887.84	171.67	87.96	63.33	120.82	68.08	223.90	144.46	301.01		8,789.87	1,483.38	436.35	241.84	252.29	716.69	668.48	203.79	101.75	84.31
09	963.89	185.29	95.08	70.34	131.94	74.69	240.51	154.84	321.32		9,774.80	1,653.81	486.22	271.00	282.89	802.97	749.72	189.01	104.39	85.91
10	955.45	184.39	95.28	74.65	134.36	77.75	240.81	155.78	323.45		12,259.62	2,079.75	611.43	343.87	357.20	1,014.13	947.86	228.62	112.82	91.90
11	1,251.85	239.54	122.49	90.27	169.46	95.57	308.91	198.63	411.80		13,212.74	2,222.13	650.22	359.30	375.72	1,066.88	999.14	281.66	135.29	115.37

TABLE 5
General + Transportation Rates:

	TANF											SSI-N						SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+	)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE ( 6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	994.56	189.49	95.40	59.79	126.27	67.28	242.19	154.48	320.98		9,347.89	1,562.02	452.13	214.90	240.29	720.98	681.63	224.73	96.18	79.00
02	994.56	189.49	95.40	59.79	126.27	67.28	242.19	154.48	320.98		9,347.89	1,562.02	452.13	214.90	240.29	720.98	681.63	224.73	96.18	79.00
03	1,122.36	215.58	108.78	68.86	143.98	77.43	277.56	177.92	371.14		9,985.44	1,685.65	488.67	235.88	262.43	789.73	748.08	221.26	98.28	78.00
04	978.47	188.45	95.12	60.52	125.77	67.90	243.03	156.05	326.40		9,563.80	1,617.07	469.39	227.02	252.68	759.20	719.79	276.42	101.26	81.30
05	1,067.53	205.44	103.73	66.02	137.06	73.79	264.84	170.14	355.78		10,730.70	1,805.23	521.46	252.85	280.74	841.80	799.99	223.17	89.53	73.45
06	948.03	183.54	92.93	59.53	122.80	66.56	238.07	153.30	321.51		9,653.66	1,630.49	471.69	229.36	254.66	764.94	727.20	259.11	84.69	69.55
07	995.56	191.80	96.76	61.55	127.85	68.88	247.32	158.98	332.56		9,870.96	1,669.47	482.61	235.99	261.51	784.41	745.79	251.87	88.48	72.85
08	887.83	171.66	86.88	55.49	115.04	62.30	222.59	143.15	299.68		8,789.83	1,483.34	429.99	207.82	231.19	694.58	658.84	197.96	89.94	72.50
09	963.88	185.28	93.55	59.27	123.77	66.52	238.66	152.99	319.45		9,774.76	1,653.77	479.11	232.96	259.30	778.25	738.94	184.19	94.57	76.09
10	955.43	184.37	93.18	59.47	123.17	66.56	238.27	153.24	320.88		12,259.57	2,079.70	602.28	294.95	326.86	982.35	934.00	223.88	106.34	85.42
11	1,251.83	239.52	120.51	75.95	158.90	85.01	306.51	196.23	409.38		13,212.69	2,222.08	641.29	311.54	346.10	1,035.85	985.60	274.26	128.99	109.07

TABLE 6
General + Dental Rates:

	TANF											SSI-N						SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)		BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	989.93	187.99	96.84	64.32	129.84	70.64	240.08	153.44	318.58		9,325.54	1,543.55	445.17	216.21	239.12	703.92	669.50	213.74	83.22	73.49
02	989.93	187.99	96.84	64.32	129.84	70.64	240.08	153.44	318.58		9,325.54	1,543.55	445.17	216.21	239.12	703.92	669.50	213.74	83.22	73.49
03	1,116.94	213.82	110.63	74.52	148.52	81.68	277.50	178.78	371.08		9,957.57	1,662.62	480.13	237.73	261.15	768.85	733.30	212.44	79.73	70.13
04	974.55	187.18	96.44	64.54	128.99	70.91	243.61	157.19	327.07		9,536.61	1,594.61	460.35	227.62	250.37	738.69	705.24	270.46	83.95	73.95
05	1,064.14	204.35	106.65	73.32	143.90	79.75	274.21	178.74	366.46		10,713.17	1,790.76	518.80	258.69	284.07	831.49	793.30	219.98	80.75	69.95
06	944.43	182.37	94.90	64.87	127.52	70.77	241.50	156.85	325.43		9,635.08	1,615.15	467.10	232.50	255.51	752.76	718.93	255.46	75.33	65.71
07	992.73	190.89	98.49	66.14	131.96	72.53	249.71	161.49	335.28		9,852.05	1,653.85	477.71	238.81	262.02	770.97	736.43	247.57	77.81	68.37
08	883.07	170.12	88.46	60.36	118.94	65.93	223.83	145.00	301.11		8,768.11	1,465.40	423.52	209.59	230.50	679.36	648.29	190.46	76.35	66.80
09	959.39	183.83	95.68	65.22	128.88	71.14	238.31	153.44	319.08		9,752.41	1,635.31	472.57	234.99	258.75	761.22	726.83	179.00	78.72	69.35
10	951.93	183.24	95.46	65.41	128.53	71.31	238.69	154.18	321.37		12,233.33	2,058.02	595.09	298.18	326.96	962.48	919.89	218.31	88.31	77.76
11	1,249.48	238.76	123.61	83.33	166.10	91.16	307.64	197.58	410.67		13,196.12	2,208.39	638.44	316.49	348.75	1,023.61	976.97	270.87	119.06	104.92

TABLE 7
General + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	994.56	189.50	97.89	65.10	131.91	71.95	243.45	155.56	322.42	9,347.89	1,562.04	454.48	218.94	243.87	722.29	682.84	224.86	97.05	79.43
02	994.56	189.50	97.89	65.10	131.91	71.95	243.45	155.56	322.42	9,347.89	1,562.04	454.48	218.94	243.87	722.29	682.84	224.86	97.05	79.43
03	1,122.36	215.59	111.86	75.43	150.95	83.21	281.45	181.26	375.58	9,985.44	1,685.67	491.74	241.14	267.09	791.77	749.95	221.93	99.76	78.73
04	978.47	188.46	97.32	65.20	130.74	72.02	246.46	158.99	330.32	9,563.80	1,617.09	471.68	230.96	256.16	761.03	721.47	277.23	102.74	82.04
05	1,067.54	205.46	107.42	73.89	145.43	80.72	276.68	180.30	369.29	10,730.71	1,805.27	526.11	260.84	287.80	845.91	803.77	225.94	93.97	75.64
06	948.03	183.55	95.72	65.48	129.13	71.79	244.12	158.50	328.42	9,653.67	1,630.52	474.84	234.78	259.46	768.04	730.04	260.96	87.58	70.98
07	995.56	191.81	99.13	66.61	133.22	73.33	251.77	162.79	337.63	9,870.96	1,669.49	485.59	241.12	266.04	786.52	747.72	253.06	90.20	73.70
08	887.83	171.67	89.54	61.16	121.07	67.28	227.30	147.19	305.06	8,789.83	1,483.36	432.57	212.25	235.11	697.20	661.25	199.20	92.21	73.62
09	963.88	185.29	96.70	65.97	130.89	72.41	241.58	155.50	322.80	9,774.76	1,653.79	481.88	237.72	263.50	779.59	740.17	184.73	95.81	76.70
10	955.43	184.38	96.25	65.99	130.10	72.30	241.24	155.79	324.28	12,259.58	2,079.73	606.02	301.39	332.55	984.05	935.56	225.11	107.80	86.14
11	1,251.84	239.54	124.15	83.72	167.16	91.84	309.36	198.67	412.63	13,212.70	2,222.11	645.35	318.52	352.27	1,037.24	986.88	275.93	130.95	110.04

TABLE 8
General + Mental Health + Dental + Transportation Rates:

	TANF										SSI-N						SSI-B	SSI-AB
Area	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)		AGE (21-54)		AGE (55+)	BTHMO +2MO	3MO-11MO	AGE (1-5)	AGE (6-13)	AGE (14-20)	AGE (21-54)	AGE (55+)		AGE (65-)	AGE (65+)
					Female	Male	Female	Male

01	994.58	189.52	99.67	77.53	144.53	84.57	247.51	159.62	326.00	9,347.97	1,562.12	466.54	291.54	313.29	828.33	720.71	227.99	110.09	92.47
02	994.58	189.52	100.43	83.49	145.47	85.51	246.53	158.64	325.53	9,347.98	1,562.13	469.67	300.21	294.27	775.09	705.87	246.00	111.41	93.79
03	1,122.37	215.60	112.99	83.60	156.98	89.24	282.82	182.63	376.96	9,985.48	1,685.71	498.72	278.47	290.24	816.03	760.53	229.53	107.12	86.09
04	978.48	188.47	98.63	74.69	137.74	79.02	248.05	160.58	331.93	9,563.87	1,617.16	482.85	290.68	293.20	799.83	738.40	295.66	119.88	99.18
05	1,067.55	205.47	108.58	82.29	151.62	86.91	278.09	181.71	370.71	10,730.75	1,805.31	532.69	296.03	309.62	868.77	813.74	230.71	102.33	84.00
06	948.06	183.58	97.93	80.93	144.82	87.48	249.16	163.54	332.87	9,653.73	1,630.58	485.01	296.00	317.99	857.45	761.97	261.88	91.43	74.83
07	995.58	191.83	101.04	80.42	143.40	83.51	254.08	165.10	339.97	9,871.02	1,669.55	495.47	293.95	298.80	820.84	762.69	258.41	102.27	85.77
08	887.84	171.68	90.62	69.00	126.85	73.06	228.61	148.50	306.39	8,789.87	1,483.40	438.93	246.27	256.21	719.31	670.89	205.03	104.02	85.43
09	963.89	185.30	98.23	77.04	139.06	80.58	243.43	157.35	324.67	9,774.80	1,653.83	488.99	275.76	287.09	804.31	750.95	189.55	105.63	86.52
10	955.45	184.40	98.35	81.17	141.29	83.49	243.78	158.33	326.85	12,259.63	2,079.78	615.17	350.31	362.89	1,015.83	949.42	229.85	114.28	92.62
11	1,251.86	239.56	126.13	98.04	177.72	102.40	311.76	201.07	415.05	13,212.75	2,222.16	654.28	366.28	381.89	1,068.27	1,000.42	283.33	137.25	116.34

Area	Corresponding Counties

Area 1	Escambia, Okaloosa, Santa Rosa, Walton
Area 2	Bay, Calhoun, Franklin, Gadsden, Gulf, Holmes, Jackson, Jefferson, Leon, Liberty, Madison, Taylor, Washington, Wakulla
Area 3	Alachua, Bradford, Citrus, Columbia, Dixie, Gilchrist, Hamiliton, Hernando, Lafayette, Lake, Levy, Marion, Putnam, Sumter, Suwannee, Union
Area 4	Baker, Clay, Duval, Flagler, Nassau, St. Johns, Volusia
Area 5	Pasco, Pinellas
Area 6	Hardee, Highlands, Hillsborough, Manatee, Polk
Area 7	Brevard, Orange, Osceola, Seminole
Area 8	Charlotte, Collier, De Soto, Glades, Hendry, Lee, Sarasota
Area 9	Indian River, Okeechobee, St. Lucie, Martin, Palm Beach
Area 10	Broward
Area 11	Dade, Monroe